Exhibit 10.8

SPECIAL MEETING & RESOLUTION OF THE DIRECTORS

ELECTROMEDICAL TECHNOLOGIES, INC.

A Delaware Corporation

The undersigned, being all the Directors of Electromedical Technologies, Inc., a Delaware Corporation (the “Company”), hereby adopt the following recitals and resolutions after the holding of a Special Meeting of the Board of Directors pursuant to Section 3.7 of the Company’s By Laws, effective as of October 21, 2019, the Directors hereby waiving all notice of, and the holding of, a meeting of the directors to act upon such matters and resolutions, pursuant to the General Delaware Corporation Law and the Company’s By-Laws. Notice of the Special Meeting having been waived verbally by all the Directors present at the Special Meeting, a quorum was found to be present sufficient to conduct business.

RECITALS

WHEREAS, on July 9, 2018, the Company entered into a (i) Independent Contractor Services Agreement; (ii) Side Letter; and, (iii) KISS Note with Blue Ridge Enterprises, LLC, a California Limited Liability Company (“Blue Ridge”) (the “Transaction Documents”). Copies of the Transaction Documents are appended hereto and incorporated herein by reference.

WHEREAS, as consideration for securing Blue Ridge’s consulting services, the Company executed the KISS Note (Section 4(a) on page 2 of the Consulting Agreement).

WHEREAS, the KISS Note was executed on July 6, 2018 when Blue Ridge paid the purchase price of $35,000 to the Company.

WHEREAS, pursuant to Section 2.3 of the KISS Note, Blue Ridge may at any time after the Company’s common stock is quoted on the OTC Markets Listing Service, convert any or all the KISS Note into shares of the Company’s common stock calculated by dividing the conversion amount by the conversion price.

WHEREAS, the Company was listed on the OTC Markets Listing Service on June 17, 2019 under the symbol “ELCQ,” having successfully completed its 15c-2-11 filing with its sponsor Glendale Securities, and by operation of Section 2.3, Blue Ridge could exercise its conversion rights.

WHEREAS, Blue Ridge communicated to the Company its desire to convert a portion of the KISS note equal to one million (1,000,000) common shares. The Company calculated the number of available conversion shares, based upon the quotient obtained by dividing the conversion amount by the conversion price. As disclosed in the Company’s Form 1-SA filed with the Securities and Exchange Commission on September 19, 2019, the Company calculated the number of conversion shares available to Blue Ridge to be 8,189,874 shares.

WHEREAS, pursuant to Section 2 of the Side Letter, Blue Ridge communicated its intent to sell a portion of all of the conversion shares issuable hereunder to third parties. The Company confirms that it refused its rights of first refusal to purchase the conversion shares from Blue Ridge.

WHEREFORE, for good cause appearing, the Company:

HEREBY RESOLVES: to issue one million (1,000,000) common shares to Blue Ridge Enterprises, LLC; address: 5256 South Mission Road, Ste. 104, Bonsall, CA 92003; Federal EIN: 83-0860649, said shares to be issued in book entry form; and,

FURTHER RESOLVES: that pursuant to Section 4(b) of the Consulting Agreement, the one million (1,000,000) common shares issued to Blue Ridge pursuant to this Resolution, shall be deemed earned and beneficially owned as of the effective date of the consulting agreement, July 9, 2018.

RESOLVED FURTHER, the appropriate Officers of the Company be, and they hereby are, authorized and empowered to execute such documents, take such steps and perform such acts as, in their judgment, may be necessary or convenient in carrying out the foregoing resolutions consistent with the Company’s By Laws, including placing this Resolution in the appropriate Books and Records of the Company, and that any such documents executed or acts taken by them shall be conclusive evidence of authority in so doing.

IN WITNESS WHEREOF, the undersigned have executed this Resolution as of date first written above.

ALL DIRECTORS OF ELECTROMEDICAL TECHNOLOGIES, INC.

MATTHEW N. WOLFSON

DIRECTOR, CHAIRMAN

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